SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: November 2, 2005



                             XPENTION GENETICS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                             333-107179                  98-030519
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

10965 Elizabeth Drive, Conifer, CO                           80433
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(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 908-4900
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

The Company amended its Research Agreement with the Board of Governors of the Colorado State University System. The amendment calls for Colorado State University to collect additional canine blood samples for use by the Company in development of a molecular canine cancer detection test and extends the Agreement to November 1, 2006. The Company will pay Colorado State University $15,330 for the work performed pursuant to the amendment. The amended Agreement is attached as Exhibit 10.1.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  10.1 Amendment No. 1 to the Research Agreement with the
                        Board of Governors of the Colorado State University System.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2005             Xpention Genetics, Inc.



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, Director










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